UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 16, 2006
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     Pursuant to his appointment as a principal officer as set forth in
Item 5.02 below, we have entered into a verbal agreement with Curt A. Reynders providing for an annual salary of $95,000 and the grant of an incentive stock option for the purchase of up to 25,000 shares of NVE Common Stock.
Mr. Reynders expects to file an initial statement of beneficial ownership of securities on Form 3 reporting the option grant.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


Retirement of Officer

     Richard L. George retired as our Chief Financial Officer and Treasurer as of January 16, 2006, and will remain with the company as a part-time specialist.


Appointment of Officer

     On January 16, 2006 our board of directors approved the promotion of Curt A. Reynders, age 43, to the position of Chief Financial Officer and Treasurer. Prior to his promotion, Mr. Reynders had been our controller since July 2001. Mr. Reynders has served in various accounting, auditing and accounting management positions with public accounting and industry firms. Before joining NVE, Mr. Reynders was controller for NewLeaf Designs.

     None of our current directors or executive officers has a family relationship with Mr. Reynders. Other than compensation for his services to NVE, there are no related party transactions between Mr. Reynders and us.

     We issued a press release on January 18, 2006 announcing the retirement of Mr. George and the promotion of Mr. Reynders. The press release is attached as
Exhibit 99.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NVE CORPORATION
                                             (Registrant)

Date  January 18, 2006                    /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer



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                                 INDEX TO EXHIBITS


   Exhibit                           Description
   -------                           -----------
     99 Press release dated January 18, 2006 announcing the retirement of Richard L. George and the promotion of Curt A. Reynders



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